SECURITIES AND EXCHANGE COMMISSION

                Washington, D.C.  20549

                       FORM 8-K

                    CURRENT REPORT



               Pursuant to Section 13 or 15(d) of the
          Securities Exchange Act of 1934

               Date of Report (Date of earliest event
          reported):  August 13, 1997



                  SHOPKO STORES, INC.
(Exact name of registrant as specified in its charter)


     Minnesota            1-10876            41-0985054
  (State or other       (Commission        (IRS Employer
  jurisdiction of       File Number)       Identification
   incorporation)                               No.)


         700 Pilgrim Way
          Green Bay, Wisconsin                 54304
(Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code:
(920) 497-2211

Item 8.  Change in Fiscal Year.

     On August 13, 1997, the Board of Directors of
ShopKo Stores, Inc. ("ShopKo") approved a change in ShopKo's fiscal year. ShopKo's fiscal year will now end on the Saturday closest to the end of January, commencing with the fiscal year ending January 31, 1998. This change will conform ShopKo's fiscal year to the National Retail Federation Retail Calendar. The transition period will be reported on Form 10-K.

                      SIGNATURES

     Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  August 19, 1997         SHOPKO STORES, INC.



                                By: /s/ Richard D. Schepp
                                    -------------------------
                                    Richard D. Schepp,
                                    Vice President Legal Affairs